UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 17, 2007 (January 17, 2007)

SPECTRA ENERGY CAPITAL, LLC

(Exact Name of Registrant as Specified in its Charter)

Delaware	0-23977	51-0282142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5400 Westheimer Court, Houston, Texas 77056

(Address of Principal Executive Offices, including Zip code)

(713) 627-5400

(Registrant’s telephone number, including area code)

Duke Capital LLC

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 8.01 Other Events

This Current Report on Form 8-K is being filed to recast Spectra Energy Capital, LLC’s (Spectra Energy Capital, formerly Duke Capital LLC) previously issued financial statements as presented in Spectra Energy Capital’s original Form 10-Q for the quarter ended March 31, 2006 for the following events:

•	On April 1, 2006, in connection with Duke Energy Corporation’s (Duke Energy) merger with Cinergy Corp. (Cinergy), Duke Energy transferred the operations of Duke Energy Merchants, LLC and Duke Energy Merchant Finance, LLC (collectively DEM) to Spectra Energy Capital. As a result of these transfers, prior period amounts have been retrospectively adjusted to include the results of operations, financial position and cash flows related to DEM as these transactions represent a transfer of assets between entities under common control;
•	In April 2006, Spectra Energy Capital indirectly transferred to Duke Energy Ohio, Inc. (Duke Energy Ohio), a subsidiary of Cinergy, its ownership interest in Duke Energy North America’s (DENA’s) Midwestern assets, representing a mix of combined cycle and peaking plants, with a combined capacity of approximately 3,600 megawatts (MWs). The results of operations for DENA’s Midwestern assets prior to the transfer date have been reflected as discontinued operations in the accompanying Consolidated Statements of Operations; and
•	In conjunction with Duke Energy’s merger with Cinergy, effective with the second quarter ended June 30, 2006, Spectra Energy Capital adopted new business segments to reflect the various operations of Spectra Energy Capital with how the chief operating decision maker views the business. This change resulted in the creation of a Commercial Power business segment which includes DENA’s Midwestern operations up to April 3, 2006, at which time the Midwestern assets were transferred to Duke Energy Ohio, and DENA’s Southeastern operations until they were sold. Prior period segment information has been retrospectively adjusted to conform to the new segment structure.
•	Certain other significant subsequent events, as discussed in Note 19, “Subsequent Events,” to the Consolidated Financial Statements, have also been updated.

This Current Report on Form 8-K does not reflect the financial statement impact of Spectra Energy Capital’s distribution of certain subsidiaries to Duke Energy Corporation on December 30, 2006, which included the Commercial Power, International Energy and Crescent segments and other operations not related to the gas business (see Note 19 to the Consolidated Financial Statements).

Other than as discussed above, this Current Report on Form 8-K does not update or modify in any way the financial position, results of operations, cash flows or the disclosures in Spectra Energy Capital’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006. Additionally, events occurring after the original filing date of May 15, 2006 have been included in Note 19 to the Consolidated Financial Statements. Items of Spectra Energy Capital’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2006, which are not affected by the matters discussed above, have been omitted from this amendment. Accordingly, this Form 8-K should be read in conjunction with the original Form 10-Q and Spectra Energy Capital’s filings made with the Securities and Exchange Commission subsequent to the filing of the original Form 10-Q, including any amendments to those filings.

ITEM 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number
99.1	Spectra Energy Capital, LLC unaudited financial statements for the quarter ended March 31, 2006:
Part I, Item 1: Financial Statements
Part I, Item 2: Management’s Discussion and Analysis of Results of Operations and Financial Condition
Part I, Item 3: Quantitative and Qualitative Disclosures About Market Risk

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 17, 2007	SPECTRA ENERGY CAPITAL, LLC (Registrant)

	By:	/s/ WILLIAM. S. GARNER, JR.
William S. Garner, Jr. Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number
99.1	Spectra Energy Capital, LLC unaudited financial statements for the quarter ended March 31, 2006:
Part I, Item 1: Financial Statements
Part I, Item 2: Management’s Discussion and Analysis of Results of Operations and Financial Condition
Part I, Item 3: Quantitative and Qualitative Disclosures About Market Risk

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